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                                                                   EXHIBIT 10.29

                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

         THIS SECOND AMENDMENT ("Amendment") to that certain Employment Agreement by and between OUTBACK STEAKHOUSE OF FLORIDA, INC., a Florida corporation formerly known as Outback Steakhouse, Inc. ("Employer") and PAUL E. AVERY ("Employee").

         WHEREAS, the parties have entered into that certain Employment Agreement effective October 15, 1990, as amended on October 15, 1995 ("Employment Agreement") and desire to amend same;

         NOW, THEREFORE, intending to be legally bound, for good consideration, receipt of which is acknowledged, the parties hereby agree as follows:

         1. The parties acknowledge that the recitals to this Amendment are true and correct and are incorporated herein by reference.

         2. The first paragraph of the Employment Agreement is amended to delete any reference to the address "550 North Reo Street, Suite 200, Tampa, Florida 33609" and replace it with the new address "2202 North Westshore Boulevard, 5th Floor, Tampa, Florida 33607."

         3. Term of Employment, as defined in the Employment Agreement, is hereby amended to be a period of fifteen (15) years commencing on the date of commencement of employment provided for in the Employment Agreement. Such Term of Employment is hereby automatically renewed on an annual basis unless written notice is provided to either party by the terminating party not less than sixty
(60) days prior to the end of any such one (1) year period.

         4. Effective as of April 15, 1998, any and all references to "Vice President" in the Employment Agreement shall be deemed to refer to President.

         5. The parties to this Agreement agree to be bound by all of the provisions of the Employment Agreement, as amended by this Amendment.

         6. All other terms of the Employment Agreement are hereby ratified and confirmed as amended hereby.

         IN WITNESS WHEREOF, the parties have executed this Amendment October 15, 2000.

                                    EMPLOYER

Attest:                             OUTBACK STEAKHOUSE OF FLORIDA, INC.,
                                    a Florida corporation

By:                                 By:
   ---------------------------         -----------------------------------------
   JOSEPH J. KADOW, Secretary              ROBERT D. BASHAM, Co-Chairman

WITNESSES:                           EMPLOYEE


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                                                     PAUL E. AVERY
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